================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                OCTOBER 19, 2004

                                   ----------

                            T-3 ENERGY SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                            000-19580                          76-0697390
(STATE OR OTHER JURISDICTION OF                                          (I.R.S. EMPLOYER IDENTIFICATION
          INCORPORATION)                 (COMMISSION FILE NUMBER)                      NO.)

                       13111 NORTHWEST FREEWAY, SUITE 500
                              HOUSTON, TEXAS 77040
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 996-4110
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01. OTHER EVENTS

         On October 19, 2004, T-3 Energy Services, Inc. (the "Company") announced that it completed the purchase of the Oilco Group of Canada for approximately $10 million in cash subject to final adjustments. The Oilco Group, which includes Oilco Equipment Ltd., Oilco Enterprises Ltd., Alberta Rubber Products, Inc., and Oilco Services & Supply Ltd. manufactures accumulators, re-manufactures blowout preventors, performs field services on both accumulators and blowout preventors and manufactures rubber goods used in the oilwell control industry. The acquisition was funded from the Company's working capital and the use of its senior and subordinated long term debt credit facilities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          None

     (b)  Pro Forma Financial Information

          None

     (c)  Exhibits

          10.1 Stock Purchase Agreement By and Among David Cannings, Linda Cannings, Southwoods Ranching & Developments Inc. (collectively, the Sellers) and T-3 Energy Services Canada, Inc. (the Purchaser) dated as of October 18, 2004

          99.1    Press Release

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                               T-3 ENERGY SERVICES, INC.

Date: October 19, 2004                         By:  /s/    Michael T. Mino
      -----------------------                       ----------------------------
                                                    Michael T. Mino
                                                    Corporate Controller and
                                                    Vice President

                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   -----------

  10.1        Stock Purchase Agreement By and Among David Cannings, Linda
              Cannings, Southwoods Ranching & Developments Inc. (collectively, the Sellers) and T-3 Energy Services Canada, Inc. (the Purchaser) dated as of October 18, 2004

    99.1      Press Release
